Exhibit 99.1
EARNINGS RELEASE
USCB Financial Holdings, Inc. Reports Record Fully Diluted EPS Since

Going Public of $0.31 for Q2 2024

MIAMI,

FL –

July 25,

2024 –

USCB Financial Holdings,

Inc. (the “Company”)

(NASDAQ: USCB)
, the

holding company for

U.S. Century Bank

(the “Bank”),
reported net income of

$6.2 million or $0.31

per fully diluted

share for the three

months ended June 30, 2024,

compared with net income

of $4.2 million or

$0.21 per
fully diluted share for the same period in 2023.

“Today marks another milestone for our bank,

as we report for the

quarter a fully diluted EPS

of $0.31. This achievement reflects

the consistent execution of our

strategic
initiatives, supported

by disciplined

risk management

practices and

an associate

base committed

to superior

customer service,”

said Luis

de la

Aguilera, Chairman,
President, and CEO.

“Our focused efforts have

resulted in a ROAA above

1.00%, strong NIM expansion,

an efficiency ratio of 56%

and continued stable credit

metrics.”
said de la Aguilera.

Unless otherwise stated, all percentage comparisons in the bullet points below are calculated at or for the

quarter ended June 30, 2024 compared to at or

for the quarter
ended June 30, 2023 and annualized where appropriate.
Profitability
•
Annualized return on average assets for the quarter ended June

30, 2024 was 1.01% compared to 0.77% for the second

quarter of 2023.

•
Annualized return on average stockholders’ equity for

the quarter ended June 30, 2024 was 12.63% compared

to 9.13% for the second quarter of 2023.

•
The efficiency ratio for the quarter ended June 30, 2024 was 56.33%

compared to 65.25% for the second quarter of 2023.

•
Net interest margin for the quarter ended June 30, 2024 was 2.94% compared to 2.73% for the second quarter of 2023.
• Net interest income before provision for credit losses was $17.3 million for the quarter ended June 30, 2024, an increase of $3.1 million or 22.1% compared to the second quarter of 2023.
Balance Sheet
•
Total assets were $2.5 billion at June 30, 2024, representing an increase of $232.4 million or 10.4% from

June 30, 2023.
•
Total loans were $1.9 billion at June 30, 2024, representing an increase of $273.3 million or 17.1% from June 30, 2023.
•
Total deposits were $2.1 billion at June 30, 2024, representing an increase of $135.4 million or 7.0% from June 30, 2023.
•
Total stockholders’ equity

was $201.0 million at June 30, 2024, representing an increase of $17.3 million or 9.4% from

June 30, 2023. Total stockholders’

equity
included accumulated comprehensive loss of $44.7 million at June

30, 2024 compared to accumulated comprehensive loss of

$46.3 million at June 30, 2023.

Asset Quality
•
The allowance for credit losses (“ACL”) increased by $3.4 million to $22.2 million at June 30, 2024 from $18.8 million at June

30, 2023.
•
The ACL represented 1.19% of total loans at June 30, 2024 and

1.18% at June 30, 2023.
•
Non-performing loans to total loans was 0.04% at June 30,

2024 and 0.03% at June 30, 2023.
Non-interest Income and Non-interest Expense
•
Non-interest income was $3.2 million for the

three months ended June 30, 2024, an increase

of $1.4 million or 73.9% compared to

$1.8 million for the same period
in 2023.

•
Non-interest expense was $11.

6

million for the

three months ended

June 30, 2024, an

increase of $1.1

million or 10.6%

compared to $10.5

million for the

same
period in 2023.

Capital
•
On July 22, 2024, the Company’s

Board of Directors declared a cash dividend of

$0.05 per share of the Company’s

Class A common stock.

The dividend will be
paid on September 5, 2024 to shareholders of record

at the close of business on August 15, 2024.
• As of June 30, 2024,
total risk-based capital ratios for the Company and the

Bank were 13.12% and 13.01%, respectively.
•
Tangible book value per common share (a non-GAAP

measure) was $10.24 at June

30, 2024, representing an increase

of $0.84 or 8.9% increase from

$9.40 at June
30, 2023.

•
During the quarter the Company repurchased 25,000

shares of Class A common stock at a

weighted average cost per share of

$12.04. The aggregate purchase price
for these

transactions was approximately

$301.0 thousand, including

transaction costs. As

of June 30,

2024, 547,980 shares

remained authorized for

repurchase
under the Company’s share repurchase programs.

Conference Call and Webcast

The Company will host a conference call on

Friday, July 26, 2024, at 11:00 a.m. Eastern Time to discuss the Company’s unaudited financial results for the quarter ended
June 30, 2024. To access the conference call, dial (833) 816-1416 (U.S. toll-free) and ask to join the

USCB Financial Holdings Call.

Additionally, interested parties can listen to a live webcast of the call in the “Investor Relations” section of the Company’s website at www.uscentury.com

.

An archived
version of the webcast will be available in the same location shortly after the live call has ended.
About USCB Financial Holdings, Inc.
USCB Financial

Holdings, Inc. is

the bank

holding company for

U.S. Century

Bank. Established in

2002, U.S. Century

Bank is

one of

the largest

community banks
headquartered in

Miami, and

one of

the largest

community banks

in the

State of

Florida. U.S.

Century Bank

is rated

5-Stars by

BauerFinancial, the

nation’s leading
independent bank

rating firm. U.S.

Century Bank offers

customers a

wide range

of financial products

and services and

supports numerous community

organizations,
including the Greater Miami Chamber of Commerce,

the South Florida Hispanic Chamber of Commerce,

and ChamberSouth. For more information about us

or to find a
banking center near you, please call (305) 715-5200 or visit www.uscentury.com.
Forward-Looking Statements
This earnings release may contain

statements that are not

historical in nature and are

intended to be, and are

hereby identified as, forward-looking

statements for purposes
of the safe harbor provided by Section 21E

of the Securities Exchange Act of 1934, as amended.

Forward-looking statements are those that are not historical facts. The words “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “aim,” “plan,”

“estimate,” “continue,” and “intend,”, the negative of
these terms, as well as other similar words and expressions of the future, are intended to identify forward-looking statements. These forward-looking statements include,
but are not limited

to, statements related to our

projected growth, anticipated future financial performance,

and management’s long-term performance

goals, as well as
statements relating to

the anticipated effects

on our results

of operations and

financial condition from

expected or potential

developments or events,

or business and

growth
strategies, including anticipated internal growth and balance sheet restructuring.
These

forward-looking statements

involve significant

risks

and

uncertainties that

could

cause

our

actual

results to

differ

materially

from

those

anticipated

in

such
statements. Potential risks and uncertainties include, but are not limited to:
•
the strength of the United States economy in general and the strength of the local economies in which we conduct operations;
•
our ability to successfully manage interest rate risk, credit risk,

liquidity risk, and other risks inherent to our industry;
•
the accuracy of

our financial statement

estimates and assumptions,

including the estimates

used for our

credit loss reserve

and deferred tax

asset valuation allowance;
• the efficiency and effectiveness of our internal control procedures and processes;
•
our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each

jurisdiction where we operate;
•
adverse changes or conditions in capital and financial markets,

including actual or potential stresses in the banking

industry;
• deposit attrition and the level of our uninsured deposits;
•
legislative or regulatory changes and changes in

accounting principles, policies, practices or guidelines,

including the on-going effects of the implementation of the
Current Expected Credit Losses (“CECL”) standard;
•
the lack of

a significantly diversified loan

portfolio and the

concentration in the

South Florida market,

including the risks

of geographic, depositor,

and industry
concentrations, including our concentration in loans secured by real estate, in particular, commercial real estate;
• the effects of climate change;
• the concentration of ownership of our common stock;
• fluctuations in the price of our common stock;
•
our ability to fund or access the

capital markets at attractive rates and terms and

manage our growth, both organic growth as

well as growth through other means,
such as future acquisitions;
•
inflation, interest rate, unemployment rate, and market and monetary fluctuations;
• impacts of international hostilities and geopolitical events;
•
increased competition and its effect on the pricing of our products and services as well as our interest rate spread

and net interest margin;
• the loss of key employees;
•
the effectiveness of

our risk

management strategies, including

operational risks, including,

but not

limited to, client,

employee, or third-party

fraud and

security
breaches; and
•
other risks described in this earnings release and other filings we make with the Securities and Exchange Commission (“SEC”).
All

forward-looking

statements

are

necessarily

only

estimates

of

future

results,

and

there

can

be

no

assurance

that

actual

results

will

not

differ

materially

from
expectations. Therefore, you are cautioned not to place undue reliance on any forward-looking statements. Further, forward-looking statements included in this earnings release are made only as of the date hereof, and

we undertake no obligation to update or revise

any forward-looking statement to reflect events

or circumstances after the
date on which

the statements are made

or to reflect

the occurrence of unanticipated

events, unless required to

do so under

the federal securities

laws. You

should also
review the risk factors described in the reports the Company filed or will file with the SEC.
Non-GAAP Financial Measures
This earnings

release includes

financial information

determined by

methods other

than in

accordance with

generally accepted

accounting principles

(“GAAP”). This
financial information includes

certain operating performance

measures. Management has

included these non-GAAP measures

because it believes

these measures may
provide useful

supplemental information

for evaluating

the Company’s

operations and

underlying performance

trends. Further,

management uses

these measures

in
managing and evaluating the

Company’s business

and intends to

refer to them in

discussions about our operations

and performance. Operating performance

measures
should be viewed in addition to,

and not as an alternative to

or substitute for, measures determined in accordance

with GAAP, and are not necessarily comparable to non-
GAAP measures that may

be presented by other companies.

Reconciliations of these non-GAAP

measures to the most

directly comparable GAAP measures

can be found
in the ‘Non-GAAP Reconciliation Tables’ included in the exhibits to this earnings release.
All numbers included in this press release are unaudited

unless otherwise noted.

Contacts:
Investor Relations
InvestorRelations@uscentury.com
Media Relations
Martha Guerra-Kattou

MGuerra@uscentury.com

USCB FINANCIAL HOLDINGS, INC.
CONSOLIDATED STATEMENTS

OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)
Three Months Ended June 30, Six Months Ended June 30,
2024 2023 2024 2023
Interest income:
Loans, including fees $ 28,017 $ 20,847 $ 54,660 $ 40,558
Investment securities 3,069 2,382 5,880 4,668
Interest-bearing deposits in financial institutions 1,531 1,051 2,964 1,433
Total interest income 32,617 24,280 63,504 46,659
Interest expense:
Interest-bearing checking 391 200 760 243
Savings and money market accounts 10,071 6,968 20,465 11,753
Time deposits 3,222 2,145 6,516 3,202
FHLB advances and other borrowings 1,622 794 3,294 1,291
Total interest expense 15,306 10,107 31,035 16,489
Net interest income before provision for credit losses 17,311 14,173 32,469 30,170
Provision for credit losses 786 38 1,196 239
Net interest income after provision for credit losses 16,525 14,135 31,273 29,931
Non-interest income:

Service fees 1,977 1,173 3,628 2,378
Gain (loss) on sale of securities available for sale, net 14 - 14 (21)
Gain on sale of loans held for sale, net 417 94 484 441
Other non-interest income 803 579 1,549 1,118
Total non-interest income 3,211 1,846 5,675 3,916
Non-interest expense:

Salaries and employee benefits 7,353 5,882 13,663 12,259
Occupancy 1,266 1,319 2,580 2,618
Regulatory assessments and fees 476 452 909 676
Consulting and legal fees 263 386 855 744
Network and information technology services 479 505 986 983
Other operating expense 1,723 1,908 3,741 3,348
Total non-interest expense 11,560 10,452 22,734 20,628
Net income before income tax expense 8,176 5,529 14,214 13,219
Income tax expense 1,967 1,333 3,393 3,214
Net income $ 6,209 $ 4,196 $ 10,821 $ 10,005
Per share information:

Net income per common share, basic $ 0.32 $ 0.21 $ 0.55 $ 0.51
Net income per common share, diluted $ 0.31 $ 0.21 $ 0.55 $ 0.51
Cash dividends declared $ 0.05 $ - $ 0.10 $ -
Weighted average shares outstanding:
Common shares, basic 19,650,681 19,590,359 19,642,006 19,722,152
Common shares, diluted 19,717,167 19,639,682 19,707,561 19,790,756

USCB FINANCIAL HOLDINGS, INC.
SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023
Income statement data:
Net interest income $ 17,311 $ 15,158 $ 14,376 $ 14,022 $ 14,173
Provision for credit losses 786 410 1,475 653 38
Net interest income after provision for credit losses 16,525 14,748 12,901 13,369 14,135
Service fees 1,977 1,651 1,348 1,329 1,173
Gain (loss) on sale of securities available for sale, net 14 - (883) (955) -
Gain on sale of loans held for sale, net 417 67 105 255 94
Other income 803 746 756 1,532 579
Total non-interest income 3,211 2,464 1,326 2,161 1,846
Salaries and employee benefits 7,353 6,310 6,104 6,066 5,882
Occupancy 1,266 1,314 1,262 1,350 1,319
Regulatory assessments and fees 476 433 412 365 452
Consulting and legal fees 263 592 642 513 386
Network and information technology services 479 507 552 481 505
Other operating expense 1,723 2,018 1,747 1,686 1,908
Total non-interest expense 11,560 11,174 10,719 10,461 10,452
Net income before income tax expense 8,176 6,038 3,508 5,069 5,529
Income tax expense 1,967 1,426 787 1,250 1,333
Net income $ 6,209 $ 4,612 $ 2,721 $ 3,819 $ 4,196
Per share information:
Net income per common share, basic $ 0.32 $ 0.23 $ 0.14 $ 0.20 $ 0.21
Net income per common share, diluted $ 0.31 $ 0.23 $ 0.14 $ 0.19 $ 0.21
Cash dividends declared $ 0.05 $ 0.05 $ - $ - $ -
Balance sheet data (at period-end):

Cash and cash equivalents $ 77,261 $ 126,546 $ 41,062 $ 33,435 $ 87,280
Securities available-for-sale $ 236,444 $ 259,992 $ 229,329 $ 218,609 $ 218,442
Securities held-to-maturity $ 169,606 $ 173,038 $ 174,974 $ 197,311 $ 220,956
Total securities $ 406,050 $ 433,030 $ 404,303 $ 415,920 $ 439,398
Loans held for investment
(1)
$ 1,869,249 $ 1,821,196 $ 1,780,827 $ 1,676,520 $ 1,595,959
Allowance for credit losses $ (22,230) $ (21,454) $ (21,084) $ (19,493) $ (18,815)
Total assets $ 2,458,270 $ 2,489,142 $ 2,339,093 $ 2,244,602 $ 2,225,914
Non-interest-bearing demand deposits $ 579,243 $ 576,626 $ 552,762 $ 573,546 $ 572,360
Interest-bearing deposits $ 1,477,459 $ 1,526,168 $ 1,384,377 $ 1,347,376 $ 1,348,941
Total deposits $ 2,056,702 $ 2,102,794 $ 1,937,139 $ 1,920,922 $ 1,921,301
FHLB advances and other borrowings $ 162,000 $ 162,000 $ 183,000 $ 102,000 $ 87,000
Total liabilities $ 2,257,250 $ 2,294,131 $ 2,147,125 $ 2,061,718 $ 2,042,229
Total stockholders' equity $ 201,020 $ 195,011 $ 191,968 $ 182,884 $ 183,685
Capital ratios:
(2)

Leverage ratio 9.03% 8.91% 9.28% 9.26% 9.32%
Common equity tier 1 capital 11.93% 11.80% 11.62% 11.97% 12.27%
Tier 1 risk-based capital 11.93% 11.80% 11.62% 11.97% 12.27%
Total risk-based capital

13.12% 12.98% 12.78% 13.10% 13.42%
(1)

Loan amounts include deferred fees/costs.
(2) Reflects the Company's regulatory capital ratios which are provided for informational purposes only; as a small bank holding company, the Company is not subject
to regulatory capital requirements. The Bank's total risk-based capital for second quarter 2024 was 13.01%.

USCB FINANCIAL HOLDINGS, INC.
AVERAGE BALANCES, RATIOS,

AND OTHER DATA (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023
Average balance sheet data:
Cash and cash equivalents $ 107,831 $ 132,266 $ 57,069 $ 90,742 $ 94,313
Securities available-for-sale $ 263,345 $ 239,896 $ 215,649 $ 222,134 $ 224,913
Securities held-to-maturity $ 171,682 $ 174,142 $ 181,151 $ 218,694 $ 192,628
Total securities $ 435,027 $ 414,038 $ 396,800 $ 440,828 $ 417,541
Loans held for investment
(1)
$ 1,828,487 $ 1,781,528 $ 1,698,611 $ 1,610,864 $ 1,569,266
Total assets $ 2,479,222 $ 2,436,103 $ 2,268,811 $ 2,250,258 $ 2,183,542
Interest-bearing deposits $ 1,473,513 $ 1,473,831 $ 1,336,470 $ 1,353,516 $ 1,270,657
Non-interest-bearing demand deposits $ 610,370 $ 574,760 $ 577,133 $ 587,917 $ 601,778
Total deposits $ 2,083,883 $ 2,048,591 $ 1,913,603 $ 1,941,433 $ 1,872,435
FHLB advances and other borrowings $ 162,000 $ 164,187 $ 139,000 $ 85,326 $ 93,075
Total liabilities $ 2,281,467 $ 2,243,011 $ 2,085,182 $ 2,065,357 $ 1,999,304
Total stockholders' equity $ 197,755 $ 193,092 $ 183,629 $ 184,901 $ 184,238
Performance ratios:
Return on average assets
(2)
1.01% 0.76% 0.48% 0.67% 0.77%
Return on average equity
(2)
12.63% 9.61% 5.88% 8.19% 9.13%
Net interest margin
(2)
2.94% 2.62% 2.65% 2.60% 2.73%
Non-interest income to average assets
(2)
0.52% 0.41% 0.23% 0.38% 0.34%
Efficiency ratio
(3)
56.33% 63.41% 68.27% 64.64% 65.25%
Loans by type (at period end):
(4)
Residential real estate $ 256,807 $ 237,906 $ 204,419 $ 188,880 $ 183,093
Commercial real estate $ 1,053,030 $ 1,057,800 $ 1,047,593 $ 1,005,280 $ 989,401
Commercial and industrial $ 248,525 $ 228,045 $ 219,757 $ 212,975 $ 169,401
Correspondent banks $ 112,510 $ 100,182 $ 114,945 $ 94,640 $ 85,409
Consumer and other

$ 194,644 $ 194,325 $ 191,930 $ 173,096 $ 167,845
Asset quality data:

Allowance for credit losses to total loans 1.19% 1.18% 1.18% 1.16% 1.18%
Allowance for credit losses to non-performing loans 2,933% 4,705% 4,505% 4,070% 3,871%
Total non-performing loans
(5)
$ 758 $ 456 $ 468 $ 479

$ 486
Non-performing loans to total loans 0.04% 0.03% 0.03% 0.03% 0.03%
Non-performing assets to total assets
(5)
0.03% 0.02% 0.02% 0.02% 0.02%
Net charge-offs (recoveries of) to average loans
(2)
(0.00)% (0.00)% (0.00)% (0.00)% 0.01%
Net charge-offs (recovery) of credit losses $ (2) $ (7) $ (3) $ (5) $ 29
Interest rates and yields:
(2)
Loans 6.16% 6.01% 5.79% 5.55% 5.33%
Investment securities

2.80% 2.69% 2.46% 2.52% 2.26%
Total interest-earning assets 5.54% 5.34% 5.16% 4.89% 4.68%
Deposits 2.64% 2.76% 2.53% 2.39% 1.99%
FHLB advances and other borrowings 4.03% 4.10% 4.04% 3.19% 3.42%
Total interest-bearing liabilities 3.76% 3.86% 3.66% 3.41% 2.97%
Other information:

Full-time equivalent employees 197 199 196 194 198
(1)

Loan amounts include deferred fees/costs.
(2)

Annualized.
(3)

Efficiency ratio is defined as total non-interest expense divided by sum of net interest income and total non-interest

income.
(4)

Loan amounts exclude deferred fees/costs.
(5)

The amounts for total non-performing loans and total non-performing assets are the same at the dates presented since there were

no other real estate owned (OREO)
recorded.

USCB FINANCIAL HOLDINGS, INC.

NET INTEREST MARGIN (UNAUDITED)
(Dollars in thousands)
Three Months Ended June 30,
2024 2023
Average

Balance Interest Yield/Rate
(1)
Average

Balance Interest Yield/Rate
(1)
Assets
Interest-earning assets:
Loans
(2)
$ 1,828,487 $ 28,017 6.16% $ 1,569,266 $ 20,847 5.33%
Investment securities
(3)
440,559 3,069 2.80% 422,544 2,382 2.26%
Other interest-earning assets 100,371 1,531 6.13% 87,536 1,051 4.82%
Total interest-earning assets 2,369,417 32,617 5.54% 2,079,346 24,280 4.68%
Non-interest-earning assets 109,805

104,196

Total assets $ 2,479,222 $ 2,183,542
Liabilities and stockholders' equity

Interest-bearing liabilities:
Interest-bearing checking deposits $ 56,369 391 2.79% $ 53,561 200 1.50%
Saving and money market deposits 1,101,272 10,071 3.68% 940,095 6,968 2.97%
Time deposits 315,872 3,222 4.10% 277,001 2,145 3.11%
Total interest-bearing deposits 1,473,513 13,684 3.74% 1,270,657 9,313 2.94%
FHLB advances and other borrowings 162,000 1,622 4.03% 93,075 794 3.42%
Total interest-bearing liabilities 1,635,513 15,306 3.76% 1,363,732 10,107 2.97%
Non-interest-bearing demand deposits 610,370

601,778

Other non-interest-bearing liabilities 35,584 33,794
Total liabilities 2,281,467

1,999,304

Stockholders' equity 197,755 184,238
Total liabilities and stockholders' equity $ 2,479,222

$ 2,183,542

Net interest income $ 17,311 $ 14,173
Net interest spread
(4)
1.78% 1.71%
Net interest margin
(5)
2.94% 2.73%
(1)

Annualized.
(2)

Average loan balances include non-accrual loans. Interest income on loans includes accretion of deferred loan fees, net of deferred loan costs.
(3)

At fair value except for securities held to maturity. This amount includes FHLB stock.
(4)

Net interest spread is the average yield earned on total

interest-earning assets minus the average rate paid on total interest-bearing liabilities.
(5)

Net interest margin is the ratio of net interest income to total interest-earning assets.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023
Pre-tax pre-provision ("PTPP") income:
(1)
Net income $ 6,209 $ 4,612 $ 2,721 $ 3,819 $ 4,196
Plus: Provision for income taxes 1,967 1,426 787 1,250 1,333
Plus: Provision for credit losses 786 410 1,475 653 38
PTPP income $ 8,962 $ 6,448 $ 4,983 $ 5,722 $ 5,567
PTPP return on average assets:
(1)

PTPP income $ 8,962 $ 6,448 $ 4,983 $ 5,722 $ 5,567
Average assets $ 2,479,222 $ 2,436,103 $ 2,268,811 $ 2,250,258 $ 2,183,542
PTPP return on average assets
(2)
1.45% 1.06% 0.87% 1.01% 1.02%

Operating net income:
(1)
Net income $ 6,209 $ 4,612 $ 2,721 $ 3,819 $ 4,196
Less: Net gains (losses) on sale of securities 14 - (883) (955) -
Less: Tax effect on sale of securities (4) - 224 242 -
Operating net income $ 6,199 $ 4,612 $ 3,380 $ 4,532 $ 4,196

Operating PTPP income:
(1)
PTPP income $ 8,962 $ 6,448 $ 4,983 $ 5,722 $ 5,567
Less: Net gains (losses) on sale of securities 14 - (883) (955) -
Operating PTPP income $ 8,948 $ 6,448 $ 5,866 $ 6,677 $ 5,567
Operating PTPP return on average assets:
(1)

Operating PTPP income $ 8,948 $ 6,448 $ 5,866 $ 6,677 $ 5,567
Average assets $ 2,479,222 $ 2,436,103 $ 2,268,811 $ 2,250,258 $ 2,183,542
Operating PTPP return on average assets
(2)
1.45% 1.06% 1.03% 1.18% 1.02%

Operating return on average assets:
(1)
Operating net income $ 6,199 $ 4,612 $ 3,380 $ 4,532 $ 4,196
Average assets $ 2,479,222 $ 2,436,103 $ 2,268,811 $ 2,250,258 $ 2,183,542
Operating return on average assets
(2)
1.01% 0.76% 0.59% 0.80% 0.77%
Operating return on average equity:
(1)
Operating net income $ 6,199 $ 4,612 $ 3,380 $ 4,532 $ 4,196
Average equity $ 197,755 $ 193,092 $ 183,629 $ 184,901 $ 184,238
Operating return on average equity
(2)
12.61% 9.61% 7.30% 9.72% 9.13%
Operating Revenue:
(1)

Net interest income
$ 17,311

$ 15,158

$ 14,376

$ 14,022

$ 14,173

Non-interest income

3,211 2,464 1,326

2,161

1,846

Less: Net gains (losses) on sale of securities
14 - (883) (955) -

Operating revenue
$ 20,508 $ 17,622 $ 16,585 $ 17,138 $ 16,019
Operating Efficiency Ratio:
(1)

Total non-interest expense
$ 11,560

$ 11,174

$ 10,719

$ 10,461

$ 10,452

Operating revenue
$ 20,508 $ 17,622 $ 16,585 $ 17,138 $ 16,019

Operating efficiency ratio
56.37% 63.41% 64.63% 61.04% 65.25%
(1) The Company believes these non-GAAP measurements are

key indicators of the ongoing earnings power of the

Company.
(2)

Annualized.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023
Tangible book value per common share (at period-end):
(1)
Total stockholders' equity $ 201,020 $ 195,011 $ 191,968 $ 182,884 $ 183,685
Less: Intangible assets - - - - -
Tangible stockholders' equity $ 201,020 $ 195,011 $ 191,968 $ 182,884 $ 183,685
Total shares issued and outstanding (at period-end):
Total common shares issued and outstanding 19,630,632 19,650,463 19,575,435 19,542,290 19,544,777
Tangible book value per common share
(2)
$ 10.24 $ 9.92 $ 9.81 $ 9.36 $ 9.40
Operating diluted net income per common share:
(1)
Operating net income $ 6,199 $ 4,612 $ 3,380 $ 4,532 $ 4,196
Total weighted average diluted shares of common stock 19,717,167 19,698,258 19,573,350 19,611,897 19,639,682
Operating diluted net income per common share: $ 0.31 $ 0.23

$

0.17

$

0.23

$

0.21
Tangible Common Equity/Tangible Assets
(1)

Tangible stockholders' equity
$ 201,020 $ 195,011 $ 191,968 $ 182,884 $ 183,685

Tangible total assets
(3)
$ 2,458,270

$

2,489,142

$

2,339,093

$

2,244,602

$

2,225,914
Tangible Common Equity/Tangible Assets 8.18% 7.83% 8.21% 8.15% 8.25%
(1)

The Company believes these non-GAAP measurements

are key indicators of the ongoing earnings power

of the Company.
(2)

Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.
(3) Since the Company has no intangible assets, tangible

total assets is the same amount as total assets calculated

under GAA
P.